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                               EXHIBIT (8)(l)(1)

                     AMENDMENT NO. 2 TO JANUS ASPEN SERIES
                         FUND PARTICIPATION AGREEMENT
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                              AMENDMENT NO. 2 TO
                              JANUS ASPEN SERIES
                         FUND PARTICIPATION AGREEMENT
                               (Service Shares)

     Amendment No. 2 to the Participation Agreement between Janus Aspen Series (the "Trust") and PFL Life Insurance Company (the "Company") dated April 6, 2000.

     IT IS HEREBY AGREED that Section 3.8 of the Fund Participation Agreement dated April 6, 2000 is hereby amended to read as follows:

     "The Trust's Service Shares currently intend to make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although they may discontinue such payments in the future. To the extent that the Trust decides to finance distribution expenses for the Service Shares pursuant to Rule 12b-1, the Trust undertakes to have a board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-1 to finance distribution expenses."


     IT IS HEREBY FURTHER AGREED that Schedule A to the Participation Agreement is hereby amended to add the Accounts and the Contracts.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of September 15, 2000.


JANUS ASPEN SERIES                           PFL LIFE INSURANCE COMPANY

By: /s/ Bonnie M. Howe                       By: /s/ Larry N. Norman
   ----------------------                       -----------------------

Name: Bonnie M. Howe                         Name: Larry N. Norman
     --------------------                         ----------------------

Title: Vice President                        Title: President
      -------------------                          ---------------------
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                                  Schedule A
                  Separate Accounts and Associated Contracts
                  ------------------------------------------

                                       Contracts Funded
Name of Separate Account               By Separate Account
------------------------               -------------------

PFL Life Variable Annuity Account A    PFL Life Insurance Company Policy
                                       Form No. AV337 101 100397 (Atlas
                                       Portfolio Builder Variable Annuity)

PFL Life Variable Annuity Account E    PFL Life Insurance Company Policy
                                       Form No. AV288 101 95 796 (Privilege
                                       Select Variable Annuity)

PFL Life Variable Annuity Account C    PFL Life Insurance Company Individual
                                       Policy Form No. AV464 101 121 799
                                       (Extra Variable Annuity)

                                       PFL Life Insurance Company Group
                                       Contract Form No. AV432 101 114
                                       199CRT (Extra Variable Annuity)

PFL Life Variable Annuity Account D    PFL Life Insurance Company Individual
                                       Policy Form No. AV474 101 122 1099
                                       (Access Variable Annuity)

                                       PFL Life Insurance Company Group
                                       Contract Form No. AV432 101 114
                                       199CRT (Access Variable Annuity)

PFL Endeavor VA Separate Account       PFL Life Insurance Company Policy Form
                                       No. AV494 101 124 100 (Endeavor
                                       and Endeavor ML Variable Annuity)

                                       PFL Life Insurance Company Policy Form
                                       No. AV400 101 107 198 (Endeavor
                                       Platinum Variable Annuity)


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, it is understood and agreed that the provisions of this Amendment shall control.